UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: May 2, 2013

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 2, 2013, National CineMedia, Inc.’s (the “Company”) consolidated subsidiary, National CineMedia, LLC (“NCM LLC”), entered into an amendment (the “Amendment”) of its senior secured credit facility, by and among NCM LLC, Barclays Bank PLC, as administrative agent, and certain lenders party thereto. The Amendment amends NCM LLC’s senior secured credit facility, dated as of February 13, 2007, as amended (the “Amended Credit Facility”). The Amended Credit Facility consists of a term loan facility (“Amended Term Loan”) and a revolving credit facility (“Amended Revolving Credit Facility”). The Company issued a press release announcing the terms of the Amendment. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The term loan and revolving credit facility were amended as follows:

•	the aggregate principal amount under the Amended Term Loan increased from $265 million to $270 million;

•

the proceeds from the Amended Term Loan were used to (1) repay in full all existing amounts outstanding under the prior term loan, (2) pay fees and expenses incurred in connection with the amendment and (3) for general corporate purposes;

•

the interest rate under the Amended Term Loan was decreased from the LIBOR index plus 3.25% or the base rate (Prime Rate or the Federal Funds Effective Rate, as defined in the Amended Credit Facility) plus 2.25%, at the Company’s option, to the LIBOR index plus 2.75% or the base rate plus 1.75%, at the Company’s option and;

•

the interest rate on $110 million of the Amended Revolving Credit Facility was decreased from the LIBOR index plus 2.25% or the base rate plus 1.25%, at the Company’s option, to the LIBOR index plus 2.00% or the base rate plus 1.00%, at the Company’s option.

The foregoing description of the Amended Term Loan and the Amended Revolving Credit Facility is qualified in its entirety by reference to the complete copy of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Form 8-K concerning the Amended Credit Facility is hereby incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Reference	Description
10.1	*	Amendment No. 5 to the Credit Agreement dated as of February 13, 2007, as amended, restated, modified or otherwise supplemented, among National CineMedia LLC, certain lenders party thereto and Barclays Bank PLC, as administrative agent dated as of May 2, 2013.

99.1	*	Press Release of National CineMedia, Inc. and National CineMedia, LLC dated May 2, 2013.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Company and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 7, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy Executive Vice President, General Counsel and Secretary

NATIONAL CINEMEDIA, LLC
	By:	National CineMedia, Inc., its manager

Dated: May 7, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy Executive Vice President, General Counsel and Secretary